UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2018

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17207 N. Perimeter Dr., Suite 210

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

480-585-4200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

GS Capital Financing

On June 11, 2018, NanoFlex Power Corporation, a Florida corporation (the “Company”) entered into a Securities Purchase Agreement (the “GS SPA”) with GS Capital Partners, LLC (“GS Capital”) pursuant to which GS Capital agreed to purchase two convertible redeemable notes in the aggregate principal amount of $100,000.00 (comprised of a first note in the amount of $50,000.00 (the “GS First Note”), and the remaining note in the amount of $50,000.00 (a “GS Back End Note”) (each, a “GS Note”)). Each GS Note contains a $1,500.00 original issue discount, or OID, such that the purchase price of each GS Note shall be $48,500.00. The GS First Note shall be paid for by GS Capital as set forth therein. The GS Back End Note shall initially be paid for by the issuance of an offsetting $48,500.00 secured note issued to the Company by GS Capital (a “GS Buyer Note”), provided that prior to conversion of a GS Back End Note, GS Capital must have paid off that GS Buyer Note in cash such that the GS Back End Note may not be converted until it has been paid for in cash by GS Capital.

On June 11, 2018, the Company issued the GS First Note. The GS First Note has an interest rate of 12% per annum and matures on June 11, 2019.

Under the GS First Note, GS Capital may convert all or a portion of the outstanding principal of the GS First Note into shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at a fixed conversion price of $0.25 per share. Starting on the six month anniversary of the date the GS First Note was issued, the conversion price shall be equal to 55% of the lowest trading price of the Common Stock during the 20 prior trading days (including the day upon which a notice of conversion is received). GS Capital may not convert the GS First Note to the extent that such conversion would result in beneficial ownership by GS Capital and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the GS First Note within 60 days of its issuance, the Company must pay the principal at a cash redemption premium of 115%, in addition to accrued interest; if such prepayment is made from the 61st day to the 120th day after issuance, then such redemption premium is 125%, in addition to accrued interest; and if such prepayment is made from the 121st day to the 180th day after issuance, then such redemption premium is 135%, in addition to accrued interest. After the 180th day following the issuance of the GS First Note, there shall be no further right of prepayment.

On June 11, 2018, the Company also issued the GS Back End Note. The GS Back End Note has an interest rate of 12% per annum and matures on June 11, 2019.

Under the GS Back End Note, at any time after six months and full cash payment, GS Capital may convert all or a portion of the outstanding principal of the GS Back End Note into shares of the Company’s Common Stock at a fixed conversion price of $0.25 per share. Starting on the six month anniversary of the date the GS Back End Note was issued, the conversion price shall be equal to 55% of the lowest trading price of the Common Stock during the 20 prior trading days (including the day upon which a notice of conversion is received). GS Capital may not convert the GS Back End Note to the extent that such conversion would result in beneficial ownership by GS Capital and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

The GS Back End Note may not be prepaid, except that if the GS Back End Note has not been cash paid, and if the GS First Note issued by the Company of even date herewith is redeemed by the Company within six months of the issuance date of such note, all obligations of the Company under the GS Back End Note and all obligations of GS Capital under the GS Back End Note will be automatically deemed satisfied.

LG Capital Financing

On June 13, 2018, the Company entered into a Securities Purchase Agreement (the “LG SPA”) with LG Capital Funding LLC (“LG Capital”) pursuant to which LG Capital agreed to purchase two convertible redeemable notes in the aggregate principal amount of $160,500.00 (comprised of a first note in the amount of $80,250.00 (the “LG First Note”), and the remaining note in the amount of $80,250.00 (a “LG Back End Note”) (each, a “LG Note”)). Each LG Note contains a $5,250.00 OID such that the purchase price of each LG Note shall be $75,000.00. The LG First Note shall be paid for by LG Capital as set forth therein. The LG Back End Note shall initially be paid for by the issuance of an offsetting $75,000.00 secured note issued to the Company by LG Capital (a “LG Buyer Note”), provided that prior to conversion of a LG Back End Note, LG Capital must have paid off that LG Buyer Note in cash such that the LG Back End Note may not be converted until it has been paid for in cash by LG Capital.

1

On June 13, 2018, the Company issued the LG First Note. The LG First Note has an interest rate of 12% per annum and matures on June 13, 2019.

During the first six months the LG First Note is in effect, LG Capital may convert all or a portion of the outstanding principal of the LG First Note into shares of the Company’s Common Stock at a fixed conversion price of $0.25 per share. Starting on the six month anniversary, the conversion price shall be equal to 58% of the lowest trading price of the Common Stock during the 20 prior trading days (including the day upon which a notice of conversion is received). LG Capital may not convert the LG First Note to the extent that such conversion would result in beneficial ownership by LG Capital and its affiliates of more than 9.9% of the Company’s issued and outstanding Common Stock.

If the Company prepays the LG First Note within 60 days of its issuance, the Company must pay the principal at a cash redemption premium of 115%, in addition to accrued interest; if such prepayment is made from the 61st day to the 120th day after issuance, then such redemption premium is 125%, in addition to accrued interest; and if such prepayment is made from the 121st day to the 180th day after issuance, then such redemption premium is 135%, in addition to accrued interest. After the 180th day following the issuance of the LG First Note, there shall be no further right of prepayment.

On June 13, 2018, the Company also issued the LG Back End Note. The LG Back End Note has an interest rate of 12% per annum and matures on June 13, 2019.

During the first six months the LG Back End Note is in effect, LG Capital may convert all or a portion of the outstanding principal of the LG Back End Note into shares of the Company’s Common Stock at a fixed conversion price of $0.25 per share. Starting on the six month anniversary, the conversion price shall be equal to 58% of the lowest trading price of the Common Stock during the 20 prior trading days (including the day upon which a notice of conversion is received). LG Capital may not convert the LG Back End Note to the extent that such conversion would result in beneficial ownership by LG Capital and its affiliates of more than 9.9% of the Company’s issued and outstanding Common Stock.

The LG Back End Note may not be prepaid, except that if the LG Back End Note has not been cash paid, and if the LG First Note issued by the Company of even date herewith is redeemed by the Company within six month of the issuance date of such note, all obligations of the Company under the LG Back End Note and all obligations of LG Capital under the LG Back End Note will be automatically deemed satisfied.

Peak One Financing

On June 13, 2018, the Company entered into a Securities Purchase Agreement (the “Peak One SPA”) with Peak One Opportunity Fund, L.P. (“Peak One”) pursuant to which Peak One purchased securities consisting of the Company’s convertible debentures due three years from the respective dates of issuance (the “Debentures”), which will be convertible into shares of the Company’s Common Stock, in the aggregate principal amount of up to $425,000.00 for an aggregate purchase price of up to $382,500.00. On June 19, 2018, the Company issued Peak One a convertible debenture (the “Signing Debenture”) in the principal amount of $75,000.00. The Signing Debenture matures on June 19, 2021. Any amount of principal or interest that is due under each of the Debentures, which is not paid by the respective maturity date, will bear interest at the rate of 18% per annum until it is satisfied in full.

Peak One is entitled to, at any time or from time to time, convert the sum of all or any portion of the outstanding principal amount of the Signing Debenture plus any interest that has accrued on the portion of the principal amount into shares of the Company’s Common Stock at a conversion price equal to either: (i) $0.25, if no event of default under the Signing Debenture has occurred and the date of conversion is prior to the date that is 180 days after the issuance date, or (ii) if an event of default under the Signing Debenture has occurred or the date of conversion is on or after the date that is 180 days after the issuance date, the lesser of (a) $0.25 or (b) 60% of the lowest trading price of the Common Stock for the 20 trading days immediately preceding the date of conversion of the Debentures, subject in each case to equitable adjustments resulting from any stock splits, stock dividends, recapitalizations or similar events. Unless Peak One delivers to the Company written notice at least 61 days prior to the effective date of such notice that the provisions of this paragraph shall be adjusted to 9.99% with respect to Peak One, in no event shall Peak One have the right to convert the Debentures into shares of Common Stock to the extent that such conversion would result in Peak One and its affiliates together beneficially owning more than 4.99% of the Company’s then issued and outstanding Common Stock.

2

If at any time the conversion price as determined hereunder for any conversion would be less than the par value of Common Stock, then at the sole discretion of Peak One, the conversion price hereunder may equal such par value for such conversion, and the conversion amount for such conversion may be increased to include “additional principal,” where “additional principal” means such additional amount to be added to the conversion amount to the extent necessary to cause the number of conversion shares issuable upon such conversion to equal the same number of conversion shares as would have been issued had the conversion price not been adjusted by Peak One to the par value price.

The Company may redeem each Debenture issued under the Peak One SPA, upon not more than two days written notice, for an amount equal to: (i) if the redemption date is 90 days or less from the date of issuance, 110% of the sum of the principal amount so redeemed plus accrued interest, if any; (ii) if the redemption date is greater than or equal to 91 days from the date of issuance and less than or equal to 120 days from the date of issuance, 120% of the sum of the principal amount so redeemed plus accrued interest, if any; (iii) if the redemption date is greater than or equal to 121 days from the date of issuance and less than or equal to 180 days from the date of issuance, 130% of the sum of the principal amount so redeemed plus accrued interest, if any; and (iv) if either (1) the Debenture is in default but Peak One consents to the redemption notwithstanding such default or (2) the redemption date is greater than or equal to 181 days from the date of issuance, 140% of the sum of the principal amount so redeemed plus accrued interest, if any.

Pursuant to the Peak One SPA, on June 13, 2018, the Company also issued to Peak One a warrant (the “Warrant”) to purchase 200,000 shares of the Company’s Common Stock at an exercise price of $0.10 per share, subject to certain anti-dilution adjustments. The Warrant has a three-year term.

The foregoing summaries of the terms of the GS First Note, the GS Back End Note, the GS Buyer Note, the LG First Note, the LG Back End Note, the LG Buyer Note, the Signing Debenture, the Warrant, the GS SPA, the LG SPA and the Peak One SPA are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 10.1, 10.2 and 10.3, respectively, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the GS First Note, the GS Back End Note, the LG First Note, the LG Back End Note, the Signing Debenture, the Warrant, the GS SPA, the LG SPA and the Peak One SPA and the related agreements is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the GS First Note, the GS Back End Note, the LG First Note, the LG Back End Note, the Signing Debenture and the Warrant is incorporated herein by reference. The issuances of the GS First Note, the GS Back End Note, the LG First Note, the LG Back End Note, the Signing Debenture and the Warrant were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

3

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	NanoFlex Power Corporation 12% Convertible Redeemable Note, dated as of June 11, 2018.
4.2	NanoFlex Power Corporation 12% Convertible Redeemable Note (Back End Note), dated as of June 11, 2018.
4.3	GS Capital Partners, LLC Collateralized Secured Promissory Note, dated as of June 11, 2018.
4.4	NanoFlex Power Corporation 12% Convertible Redeemable Note, dated as of June 13, 2018.
4.5	NanoFlex Power Corporation 12% Convertible Redeemable Note (Back End Note), dated as of June 13, 2018.
4.6	LG Capital Funding, LLC Collateralized Secured Promissory Note, dated as of June 13, 2018.
4.7	NanoFlex Power Corporation Convertible Debenture Due June 19, 2021, dated as of June 19, 2018.
4.8	NanoFlex Power Corporation Common Stock Purchase Warrant, dated as of June 13, 2018.
10.1	Securities Purchase Agreement, dated as of June 11, 2018, by and between NanoFlex Power Corporation and GS Capital Partners, LLC.
10.2	Securities Purchase Agreement, dated as of June 13, 2018, by and between NanoFlex Power Corporation and LG Capital Funding LLC.
10.3	Securities Purchase Agreement, dated as of June 13, 2018, by and between NanoFlex Power Corporation and Peak One Opportunity Fund, L.P.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2018

NanoFlex Power Corporation

By:	/s/ Dean L. Ledger
Name:	Dean L. Ledger
Title:	Chief Executive Officer

5

EXHIBIT INDEX

Exhibit No.	Description

4.1	NanoFlex Power Corporation 12% Convertible Redeemable Note, dated as of June 11, 2018.
4.2	NanoFlex Power Corporation 12% Convertible Redeemable Note (Back End Note), dated as of June 11, 2018.
4.3	GS Capital Partners, LLC Collateralized Secured Promissory Note, dated as of June 11, 2018.
4.4	NanoFlex Power Corporation 12% Convertible Redeemable Note, dated as of June 13, 2018.
4.5	NanoFlex Power Corporation 12% Convertible Redeemable Note (Back End Note), dated as of June 13, 2018.
4.6	LG Capital Funding, LLC Collateralized Secured Promissory Note, dated as of June 13, 2018.
4.7	NanoFlex Power Corporation Convertible Debenture Due June 19, 2021, dated as of June 19, 2018.
4.8	NanoFlex Power Corporation Common Stock Purchase Warrant, dated as of June 13, 2018.
10.1	Securities Purchase Agreement, dated as of June 11, 2018, by and between NanoFlex Power Corporation and GS Capital Partners, LLC.
10.2	Securities Purchase Agreement, dated as of June 13, 2018, by and between NanoFlex Power Corporation and LG Capital Funding LLC.
10.3	Securities Purchase Agreement, dated as of June 13, 2018, by and between NanoFlex Power Corporation and Peak One Opportunity Fund, L.P.

6